Dreyfus
Small Company
Value Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34%, respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of 28.45%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index,
produced    a    total    return   of   14.62%   for   the   same   period.(2)

We attribute the fund's strong performance to our stock selection strategy, which was particularly successful in areas such as retailing and energy. In addition, as the U.S. economy struggled and corporate profits were harder to come by, value investing remained in favor. Investors sought companies that
could    produce    slow    but    steady    sales    and   earnings   growth.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests at least 65% of its total assets in value companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach) emphasizing three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, of the overall efficiency and profitability as measured by the return on assets and the return on equity; BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near term to midterm.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was strongly influenced by slower economic growth. That's because many value-oriented companies typically do better when it looks like the economy is bottoming out and the Federal Reserve Board (the "Fed") is cutting short-term interest rates to stimulate growth. Indeed, the Fed cut interest rates four
times -- from    6.5% to 4.5% during    the    period.

One of the best performing industry groups was retailing, which was out of favor six months ago because investors presumed that the Internet would damage sales at "bricks and mortar" companies. However, shopping at home on the computer has not replaced traditional buying patterns. Our view was that the threat from the Internet was less serious than many expected, and that traditional retailers would benefit from the addition of an online option, which has indeed occurred. In addition, retailers generally benefit from lower interest rates, because consumers find it easier and cheaper to obtain credit. Examples of strong retail performers include Michaels Stores, which focuses on home decor and arts-and-crafts; and Fleming Companies, a food distributor that saw earnings accelerate after new management streamlined operations.

Energy was also a profitable area for the fund. With the price of natural gas more than doubling in recent months, other less expensive sources of energy such as coal have become relatively attractive. We anticipated that the price of coal, which was flat for much of the last decade, would rise as utilities began to build coal-fired plants. In fact, higher coal prices have generated strong earnings and stock price performance for coal companies such as fund holding Arch Coal, which mines, processes and markets coal to domestic coal-fired electric generation facilities. In addition, energy services companies such as Key Energy Services, which helps exploration companies extract oil and gas from
the    ground,    also    performed    well.


One negative factor affecting performance during the period was the fund's almost complete avoidance of financial services stocks, the best performing industry group within the Russell 2000 Value Index. Financial services stocks performed well late in 2000 when the Fed stopped raising interest rates.
However,   we   believed   that   other  opportunities  were  more  attractive.

What is the fund's current strategy?

In a weak economy, our strategy is to buy value stocks where there are tangible catalysts to better earnings, such as new management, new products or an acquisition that will lead to a greater market share. For example, after the technology-laden Nasdaq Composite Index plummeted more than 37% during the reporting period, we began building a position in technology, which is not normally thought of as a value investment area.

Although macroeconomic factors such as inflation, interest rates and economic growth affect the portfolio, we do not attempt to forecast the economy or Fed policy when selecting stocks. Instead, we continue to examine companies one by one. When the stocks reach certain price targets, we adhere to a strict discipline and sell them. Although the stock market has been extremely volatile in recent months, we continue to find what we believe are many attractive opportunities.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC.-- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--16.1%

Agrium                                                                                          516,800                5,932,864

Airgas                                                                                          192,000  (a)           1,718,400

Allegheny Technologies                                                                          156,000                2,845,440

Arch Coal                                                                                       212,500                6,576,875

Bethlehem Steel                                                                                 415,400  (a)           1,470,516

Cleveland-Cliffs                                                                                146,100                2,809,503

Cominco                                                                                         189,600                4,146,552

Crompton                                                                                        321,700                3,258,821

Gaylord Container, Cl. A                                                                        501,600  (a)             491,568

Georgia Gulf                                                                                    120,900                2,220,933

Louisiana-Pacific                                                                                70,200                  859,950

Massey Energy                                                                                   285,600                6,428,856

Methanex                                                                                        318,800  (a)           2,722,552

PolyOne                                                                                         531,200                4,488,640

TETRA Technologies                                                                              333,500  (a)           9,154,575

Timken                                                                                          156,000                2,667,600

UCAR International                                                                               61,100  (a)             729,534

Valspar                                                                                          77,200                2,385,480

Wellman                                                                                         136,000                2,536,400

                                                                                                                      63,445,059

CAPITAL GOODS--11.4%

ANTEC                                                                                           525,100  (a)           4,326,824

Allen Telecom                                                                                   321,700  (a)           4,223,921

Applied Industrial Technologies                                                                 128,100                2,422,371

Briggs & Stratton                                                                                98,600                3,993,300

Dycom Industries                                                                                297,100  (a)           4,881,353

Foster Wheeler                                                                                  312,000                4,695,600

MasTec                                                                                          262,100  (a)           3,842,386

Maverick Tube                                                                                    85,500  (a)           2,086,200

Navistar International                                                                          121,600  (a)           3,138,496

Pentair                                                                                          45,100                1,387,727

Teledyne Technologies                                                                           215,200  (a)           2,829,880

Wabash National                                                                                 196,800                2,363,568

Wolverine Tube                                                                                  144,400  (a)           2,036,040

York International                                                                               89,800                2,712,858

                                                                                                                      44,940,524


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--6.9%

APW                                                                                             301,800                2,535,120

BE Aerospace                                                                                    281,800  (a)           6,058,700

Champion Enterprises                                                                            362,400  (a)           2,917,320

Cooper Tire & Rubber                                                                             84,900                1,022,196

Fleetwood Enterprises                                                                            36,100                  467,134

Harman International Industries                                                                 120,500                3,825,875

InFocus                                                                                         264,400  (a)           5,158,444

Midway Games                                                                                    528,800  (a)           5,235,120

                                                                                                                      27,219,909

CONSUMER NON-DURABLES--1.8%

Rock-Tenn, Cl. A                                                                                 69,300                  817,740

Tommy Hilfiger                                                                                  173,100  (a)           2,087,586

U.S. Industries                                                                                 672,600                3,436,986

WestPoint Stevens                                                                                98,200                  635,354

                                                                                                                       6,977,666

CONSUMER SERVICES--15.0%

Cumulus Media, Cl. A                                                                             38,300  (a)             317,507

Discount Auto Parts                                                                              34,500  (a)             307,050

Emmis Communications, Cl. A                                                                     176,450  (a)           4,503,004

Finish Line, Cl. A                                                                              424,200  (a)           3,372,390

Finlay Enterprises                                                                              164,600  (a)           1,942,280

Footstar                                                                                         32,900  (a)           1,200,850

Information Resources                                                                           202,700  (a)           1,264,848

kforce.com                                                                                      456,000  (a)           2,375,760

Modis Professional Services                                                                     109,000  (a)             566,800

OfficeMax                                                                                     1,026,700  (a)           3,952,795

Outback Steakhouse                                                                              136,400  (a)           3,954,236

Papa John's International                                                                       231,900  (a)           6,470,010

Pittston Brink's Group                                                                          153,800                3,275,940

Profit Recovery Group International                                                             140,200  (a)             897,280

Regis                                                                                           397,100                7,346,350

School Specialty                                                                                165,900  (a)           3,807,405

Six Flags                                                                                       312,100  (a)           6,847,474

Triarc Cos.                                                                                      88,100  (a)           2,255,360

Zale                                                                                            131,300  (a)           4,380,168

                                                                                                                      59,037,507

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--12.2%

Giant Industries                                                                                 25,100  (a)             281,120

Global Industries                                                                               275,500  (a)           4,402,490

Grant Prideco                                                                                   204,200  (a)           4,084,000

Key Energy Services                                                                             787,200  (a)          10,367,424

Newpark Resources                                                                               407,200  (a)           3,774,744

Oceaneering International                                                                        83,300  (a)           1,982,540

Parker Drilling                                                                                 705,400  (a)           4,408,750

Seitel                                                                                          358,200  (a)           6,988,482

Tesoro Petroleum                                                                                418,300  (a)           6,232,670

Trico Marine Services                                                                           361,900  (a)           5,240,312

                                                                                                                      47,762,532

FINANCIAL SERVICES--.5%

Ameritrade Holding, Cl. A                                                                       279,300  (a)           1,904,826

HEALTH CARE--2.6%

Alpharma, Cl. A                                                                                 233,600                5,284,032

INAMED                                                                                           28,100  (a)             589,257

Zoll Medical                                                                                    171,600  (a)           4,207,632

                                                                                                                      10,080,921

MISCELLANEOUS--.0%

Trinity Industries                                                                                8,000                  156,000

SEMICONDUCTORS--8.4%

Actel                                                                                           218,600  (a)           5,038,730

CTS                                                                                              63,000                1,512,000

Credence Systems                                                                                335,600  (a)           7,970,500

General Semiconductor                                                                           256,000  (a)           2,954,240

Mattson Technology                                                                              341,600  (a)           6,001,912

PRI Automation                                                                                  236,300  (a)           4,515,693

Three-Five Systems                                                                              112,500  (a)           1,794,375

Varian Semiconductor Equipment Associates                                                        66,400  (a)           3,024,520

                                                                                                                      32,811,970

TECHNOLOGY--21.0%

Art Technology Group                                                                            498,500  (a)           4,556,290

Artesyn Technologies                                                                            483,800  (a)           7,334,408


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avnet                                                                                           253,400                6,464,234

Dendrite International                                                                           33,300  (a)             400,599

Electronics for Imaging                                                                          21,500  (a)             597,700

FileNET                                                                                          53,200  (a)             744,800

Forrester Research                                                                               58,000  (a)           1,340,380

Gartner, Cl. A                                                                                  709,300  (a)           5,674,400

Hypercom                                                                                        304,100  (a)           1,201,195

Informix                                                                                      1,361,750  (a)           6,808,750

Keane                                                                                           137,500  (a)           2,440,625

Keynote Systems                                                                                  18,900  (a)             219,996

Legato Systems                                                                                  382,900  (a)           5,065,767

MRO Software                                                                                    243,200  (a)           3,686,912

marchFIRST                                                                                      705,600  (a)                   0

Maxtor                                                                                        1,047,824  (a)           8,361,636

Network Associates                                                                              477,500  (a)           5,266,825

Oak Technology                                                                                  527,000  (a)           5,870,780

Perot Systems, Cl. A                                                                            154,800  (a)           1,659,456

Photon Dynamics                                                                                  89,800  (a)           2,783,800

Pioneer-Standard Electronics                                                                    136,200                1,634,400

Renaissance Worldwide                                                                           781,600  (a)             508,040

SONICblue                                                                                       484,300  (a)           2,368,227

Silicon Graphics                                                                                469,600  (a)           1,230,352

Systems & Computer Technology                                                                   332,900  (a)           2,919,533

Technology Solutions                                                                            138,800  (a)             388,640

Trimble Navigation                                                                              173,800  (a)           2,855,534

                                                                                                                      82,383,279

TRANSPORTATION--1.1%

RailAmerica                                                                                     237,700  (a)           2,372,246

Yellow                                                                                          108,600  (a)           1,979,778

                                                                                                                       4,352,024

TOTAL COMMON STOCKS

   (cost $332,370,427)                                                                                               381,072,217

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.4%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.80%, 7/12/2001                                                                           2,593,000                2,573,553

   3.64%, 7/19/2001                                                                           2,723,000                2,700,644

   3.72%, 7/26/2001                                                                             318,000                  315,128

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,589,716)                                                                                                   5,589,325
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $337,960,143)                                                             98.4%              386,661,542

CASH AND RECEIVABLES (NET)                                                                         1.6%                6,215,604

NET ASSETS                                                                                       100.0%              392,877,146

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           337,960,143   386,661,542

Cash                                                                    961,391

Receivable for investment securities sold                            12,552,546

Receivable for shares of Common Stock subscribed                        377,078

Dividends receivable                                                     11,753

Prepaid expenses                                                         23,084

                                                                    400,587,394
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           328,993

Payable for investment securities purchased                           6,445,557

Payable for shares of Common Stock redeemed                             820,557

Accrued expenses                                                        115,141

                                                                      7,710,248
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      392,877,146
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     289,363,836

Accumulated investment (loss)                                       (1,124,335)

Accumulated net realized gain (loss) on investments                  55,936,246

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             48,701,399
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      392,877,146
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      13,746,017

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   28.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,346 foreign taxes withheld at source)        630,641

Interest                                                               127,745

TOTAL INCOME                                                           758,386

EXPENSES:

Management fee--Note 3(a)                                            1,265,701

Shareholder servicing costs--Note 3(b)                                 547,937

Custodian fees--Note 3(b)                                               29,398

Prospectus and shareholders' reports                                    12,208

Registration fees                                                       10,180

Professional fees                                                        9,950

Directors' fees and expenses--Note 3(c)                                  4,615

Interest expense--Note 2                                                 1,320

Miscellaneous                                                            1,412

TOTAL EXPENSES                                                       1,882,721

INVESTMENT (LOSS)                                                  (1,124,335)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             58,897,419

Net unrealized appreciation (depreciation) on investments           29,892,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              88,789,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                87,665,329

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,124,335)          (1,718,909)

Net realized gain (loss) on investments        58,897,419          26,952,788

Net unrealized appreciation (depreciation)
   on investments                              29,892,245          36,807,976

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   87,665,329          62,041,855
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (20,257,220)         (18,245,311)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  60,546,087          52,661,143

Dividends reinvested                           19,788,665          17,817,025

Cost of shares redeemed                      (58,201,225)         (80,571,640)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 22,133,527          (10,093,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS       89,541,636           33,703,072
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,335,510          269,632,438

END OF PERIOD                                 392,877,146          303,335,510
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,473,693            2,282,681

Shares issued for dividends reinvested            983,532              850,455

Shares redeemed                               (2,335,845)          (3,523,250)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,121,380            (390,114)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.03         20.72         17.06         21.95          17.66         14.00

Investment Operations:

Investment income (loss)--net                     (.08)(a)      (.13)(a)      (.16)(a)       (.09)(a)            --           .07

Net realized and unrealized
   gain (loss) on investments                         6.24          4.85         3.82        (4.39)            6.43          4.69

Total from Investment Operations                      6.16          4.72         3.66        (4.48)            6.43          4.76

Distributions:

Dividends from investment
   income--net                                          --           --           --          (.02)            (.04)         (.09)

Dividends from net realized
   gain on investments                              (1.61)        (1.41)          --          (.39)           (2.10)        (1.01)

Total Distributions                                 (1.61)        (1.41)          --          (.41)           (2.14)        (1.10)

Net asset value, end of period                       28.58        24.03         20.72        17.06            21.95         17.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  28.45(b)        23.78         21.45       (20.83)           40.22         35.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .55(b)        1.16          1.23          1.21             1.23          1.27

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                    .00(b,c)         .04           .05           .01              .02           .02

Ratio of net investment income
   (loss) to average net assets                   (.33)(b)        (.57)         (.78)         (.44)             .22           .62

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                            --            --           --            --               .05           .41

Portfolio Turnover Rate                           86.53(b)      169.12        170.38        132.38            76.11        183.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     392,877     303,336       269,632       300,908          376,738        16,852

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The Company's Board of Directors approved, effective April 24, 2001, a change in the fund's fiscal year end from October 31 to August 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $14,543 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized cap ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2001 was approximately $39,900, with a related weighted average annualized interest rate of 6.66%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the amounts to be paid to Service Agents. During the period ended April 30, 2001, the fund was charged $421,900 pursuant to the Shareholder Services Plan

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $63,586 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $29,398 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $290,487,019 and $301,951,275, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$48,701,399,   consisting  of  $72,180,614  gross  unrealized  appreciation  and
$23,479,215 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                       For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  253SA0401







Dreyfus
Large Company
Value Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Large Company Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund achieved a total return of -2.39% .(1) For the same period, the Russell 1000 Value Index (the "Index"), the fund's benchmark, achieved a total return of -0.14%.(2)

Slowing U.S. economic growth was primarily responsible for the fund's overall performance. We attribute the fund's slightly lower performance, relative to that of the Index, to declines in a few of the fund's individual investments in
the   capital   goods,   consumer   cyclical  and  financial  industry  groups.

What is the fund's investment approach?

The fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among sectors in roughly the same proportions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than the overall market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Slowing U.S. economic growth caused earnings of many companies to fall short of expectations during the reporting period, undermining the performance of both the fund and the Index. However, value-oriented stocks declined far less on average than did growth-oriented stocks. To illustrate this point further, the technology-laden Nasdaq Composite Index fell considerably, while the Russell 1000 Value Index remained nearly unchanged.

The relative stability of value-oriented stocks during the period worked in the fund' s favor. However, overall fund performance suffered due to the disappointing performance of several individual stocks that represented significant fund holdings. For example, in the fund's worst-performing area, capital goods, most of the damage resulted from our relatively large position in Tyco International, a broadly diversified manufacturing and services company. One of Tyco's divisions -- the one that focuses on the deployment of fiber-optic cable -- was hit particularly hard by a slowdown in telecommunications equipment spending.

Among consumer cyclicals, an industry group that generally performed well for both the fund and the Index, relative fund performance suffered as a result of declines in RadioShack, which posted disappointing earnings. Finally, among financials, the fund's single largest group of holdings, performance was hurt by declines in prices of a few stocks, such as The Bank of New York and American Express, that dipped in early 2001 and were slow to recover.

While these company-specific events caused the fund to produce slightly lower returns than the benchmark, several of our other investment decisions proved advantageous. For instance, we allocated a relatively large percentage of the fund' s assets to cyclical stocks, such as basic materials and transportation,
and    our    investments    in    these    areas

benefited from a falling interest-rate environment. We also scored gains from the fund's holdings in consumer staples, particularly among tobacco stocks, such as Philip Morris Cos., that were helped by the easing of litigation concerns.

What is the fund's current strategy?

We believe that technology remains a driving force behind U.S. economic growth. That' s because technology is instrumental in delivering products that stimulate consumer spending and enhance productivity to enable businesses to grow earnings while limiting price increases. Accordingly, as of April 30, 2001, we continue to allocate a higher percentage of the fund' s assets to value-oriented technology stocks than did the Russell 1000 Value Index. Sharp recent declines in the prices of many technology stocks have enabled us to increase our exposure to the area at what we believe are attractive prices.

In light of recent declines in interest rates, we have also allocated a relatively high percentage of the fund's assets to the basic materials area. Historically, falling interest rates have often set the stage for more robust economic growth. In our view, basic materials companies are well poised to benefit from improving economic conditions because they produce many of the key ingredients of industrial production.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.8%                                                                              Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--6.4%

Bank of America                                                                                   24,600                1,377,600

Bank of New York                                                                                  22,000                1,104,400

FleetBoston Financial                                                                             23,300                  894,021

Wells Fargo                                                                                       54,900                2,578,653

                                                                                                                        5,954,674

COMMERCIAL SERVICES--.8%

McGraw-Hill Cos.                                                                                  2,900                  187,862

Henry Schein                                                                                     14,500  (a)             557,090

                                                                                                                         744,952

CONSUMER DURABLES--1.3%

General Motors                                                                                   21,725                1,190,747

CONSUMER NON-DURABLES--9.1%

Anheuser-Busch Cos.                                                                              11,900                  475,881

Coca-Cola                                                                                         8,700                  401,853

Coca-Cola Enterprises                                                                            39,900                  723,387

Jones Apparel Group                                                                              11,500  (a)             457,010

Kimberly-Clark                                                                                    8,300                  493,020

Liz Claiborne                                                                                    11,400                  560,424

PepsiCo                                                                                           6,800                  297,908

Philip Morris Cos.                                                                               52,400                2,625,764

Procter & Gamble                                                                                 26,300                1,579,315

R.J. Reynolds Tobacco Holdings                                                                    7,700                  450,989

UST                                                                                              14,700                  442,470

                                                                                                                       8,508,021

CONSUMER SERVICES--3.2%

Clear Channel Communications                                                                      5,400  (a)             301,320

Comcast, Cl. A                                                                                   18,100  (a)             794,771

Disney (Walt)                                                                                    30,900                  934,725

McDonald's                                                                                       19,500                  536,250

Viacom, Cl. B                                                                                     7,400  (a)             385,244

                                                                                                                       2,952,310

ELECTRONIC TECHNOLOGY--6.1%

Boeing                                                                                           20,600                1,273,080

Compaq Computer                                                                                  20,900                  365,750

General Dynamics                                                                                  2,400                  184,992

Hewlett-Packard                                                                                  15,200                  432,136

International Business Machines                                                                  17,800                2,049,492


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

LSI Logic                                                                                         6,200  (a)             126,914

Motorola                                                                                         42,600                  662,430

Raytheon, Cl. B                                                                                   3,900                  115,167

United Technologies                                                                               6,500                  507,520

                                                                                                                       5,717,481

ENERGY MINERALS--8.9%

Anadarko Petroleum                                                                                8,600                  555,732

Aquila                                                                                            4,100                  124,271

Conoco, Cl. B                                                                                    34,685                1,055,118

Exxon Mobil                                                                                      55,321                4,901,440

Ocean Energy                                                                                     48,900                  905,139

Santa Fe International                                                                            7,800                  296,400

UtiliCorp United                                                                                 13,100                  462,430

                                                                                                                       8,300,530

FINANCE--24.1%

Allstate                                                                                         27,800                1,160,650

American Express                                                                                 25,400                1,077,976

American General                                                                                  9,500                  414,295

American International Group                                                                     28,050                2,294,490

Bank One                                                                                         29,800                1,125,546

Citigroup                                                                                        96,007                4,718,744

Fannie Mae                                                                                        8,200                  658,132

Freddie Mac                                                                                      18,700                1,230,460

Goldman Sachs Group                                                                               7,000                 637,700

GreenPoint Financial                                                                             38,700                1,424,160

Household International                                                                           7,000                  448,140

J.P. Morgan Chase & Co.                                                                          28,800                1,381,824

John Hancock Financial Services                                                                  14,800                  549,820

KeyCorp                                                                                           9,100                  210,938

MBNA                                                                                             19,000                  677,350

Marsh & McLennan Cos.                                                                             4,100                  395,404

Morgan Stanley Dean Witter & Co.                                                                 28,000                1,758,120

Synovus Financial                                                                                 8,600                  247,508

USA Education                                                                                    17,000                1,208,700

Washington Mutual                                                                                16,800                  838,824

                                                                                                                      22,458,781

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--.5%

HEALTHSOUTH                                                                                      36,000  (a)             505,800

HEALTH TECHNOLOGY--7.1%

ALZA                                                                                              1,100  (a)              50,292

Abbott Laboratories                                                                              20,800                  964,704

American Home Products                                                                            6,600                  381,150

Baxter International                                                                              4,400                  401,060

Bristol-Myers Squibb                                                                             30,100                1,685,600

Johnson & Johnson                                                                                18,700                1,804,176

Merck & Co.                                                                                      17,700                1,344,669

                                                                                                                       6,631,651

INDUSTRIAL SERVICES--1.7%

BJ Services                                                                                       6,900  (a)             567,525

ENSCO International                                                                               9,000                  350,100

Waste Management                                                                                 26,700                  651,747

                                                                                                                       1,569,372

NON-ENERGY MINERALS--1.7%

Alcoa                                                                                            32,700                1,353,780

Weyerhaeuser                                                                                      4,500                  254,385

                                                                                                                       1,608,165

PROCESS INDUSTRIES--3.4%

Dow Chemical                                                                                     25,330                  847,289

du Pont (EI) de Nemours                                                                          22,200                1,003,218

International Paper                                                                              13,500                  528,930

Monsanto                                                                                         24,200                  748,990

Reliant Resources                                                                                 2,000                   60,000

                                                                                                                       3,188,427

PRODUCER MANUFACTURING--3.0%

Deere & Co.                                                                                       5,400                  221,778

Emerson Electric                                                                                  6,400                  426,560

General Electric                                                                                  3,300                  160,149

Honeywell International                                                                          20,400                  997,152

Minnesota Mining & Manufacturing                                                                  8,400                  999,684

                                                                                                                       2,805,323

RETAIL--3.9%

CVS                                                                                               4,300                  253,485

Costco Wholesale                                                                                  6,100  (a)             213,073

May Department Stores                                                                            17,000                  633,250



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

RadioShack                                                                                        9,400                  287,922

Sears, Roebuck & Co.                                                                             30,700                1,131,295

Target                                                                                           11,900                  457,555

Wal-Mart Stores                                                                                  13,400                  693,316

                                                                                                                       3,669,896

TECHNOLOGY SERVICES--1.4%

AOL Time Warner                                                                                  10,100  (a)             510,050

Electronic Data Systems                                                                          11,400                  735,300

Williams Communications Group                                                                     5,839  (a)              26,392

                                                                                                                       1,271,742

TRANSPORTATION--2.3%

Exelon                                                                                           18,300                1,263,615

Southwest Airlines                                                                               23,950                  436,130

Union Pacific                                                                                     8,400                  477,876

                                                                                                                       2,177,621

UTILITIES--13.9%

AT&T                                                                                             64,201                1,430,398

AT&T--Liberty Media                                                                              66,500  (a)           1,064,000

American Electric Power                                                                           4,800                  236,832

BellSouth                                                                                        27,900                1,170,684

Dominion Resources                                                                                3,500                  239,715

Duke Energy                                                                                      11,000                  514,360

El Paso                                                                                           3,840                  264,192

Mirant                                                                                            6,600                  269,280

Qwest Communications International                                                                3,600  (a)             147,240

Reliant Energy                                                                                    5,700                  282,435

SBC Communications                                                                               50,658                2,089,643

Southern                                                                                         16,600                  388,274

Sprint (Fon Group)                                                                               11,000                  235,180

TXU                                                                                              25,200                1,107,792

Verizon Communications                                                                           40,400                2,224,828

Williams Cos.                                                                                     7,100  (a)             299,407

WorldCom                                                                                         23,600  (a)             430,700

Xcel Energy                                                                                      20,100                  627,120

                                                                                                                      13,022,080

TOTAL COMMON STOCKS

   (cost $77,827,956)                                                                                                 92,277,573

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TEASURY BILLS:

   3.40%, 5/10/2001                                                                             150,000                  149,813

   3.57%, 7/12/2001                                                                               3,000                    2,978

   3.79%, 7/26/2001                                                                             706,000                  699,624

TOTAL SHORT-TERM INVESTMENTS

   (cost $852,466)                                                                                                       852,415
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $78,680,422)                                                              99.7%               93,129,988

CASH AND RECEIVABLES (NET)                                                                          .3%                  287,380

NET ASSETS                                                                                       100.0%               93,417,368

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  78,680,422  93,129,988

Cash                                                                    120,208

Receivable for investment securities sold                               348,186

Dividends receivable                                                     78,203

Receivable for shares of Common Stock subscribed                         15,116

Prepaid expenses                                                          7,869

                                                                     93,699,570
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            86,747

Payable for investment securities purchased                              60,000

Payable for shares of Common Stock redeemed                             107,846

Accrued expenses                                                         27,609

                                                                        282,202
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,417,368
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      74,891,521

Accumulated undistributed investment income--net                        230,516

Accumulated net realized gain (loss) on investments                   3,845,765

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             14,449,566
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,417,368
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,505,112

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   20.74

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         749,010

Interest                                                                94,369

TOTAL INCOME                                                           843,379

EXPENSES:

Management fee--Note 3(a)                                              346,332

Shareholder servicing costs--Note 3(b)                                 165,755

Custodian fees--Note 3(b)                                                9,367

Prospectus and shareholders' reports                                     8,527

Registration fees                                                        7,070

Professional fees                                                        1,161

Directors' fees and expenses--Note 3(c)                                    449

Miscellaneous                                                            1,897

TOTAL EXPENSES                                                         540,558

INVESTMENT INCOME--NET                                                 302,821
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,037,810

Net unrealized appreciation (depreciation) on investments           (6,728,804)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,690,994)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,388,173)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            302,821              432,650

Net realized gain (loss) on investments         4,037,810            5,005,062

Net unrealized appreciation (depreciation)
   on investments                              (6,728,804)             916,298

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,388,173)           6,354,010
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (519,456)            (635,497)

Net realized gain on investments              (4,649,762)         (14,240,000)

TOTAL DIVIDENDS                               (5,169,218)         (14,875,497)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,092,293          20,623,556

Dividends reinvested                            5,010,666          14,415,522

Cost of shares redeemed                       (16,596,169)        (53,910,211)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   6,506,790         (18,871,133)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,050,601)        (27,392,620)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,467,969         121,860,589

END OF PERIOD                                  93,417,368          94,467,969

Undistributed investment income--net              230,516             447,151
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       870,154             958,320

Shares issued for dividends reinvested            243,000             681,585

Shares redeemed                                  (804,354)         (2,512,924)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     308,800            (873,019)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               22.51         24.04         21.23         21.35          18.05         15.46

Investment Operations:

Investment income--net                                 .07(a)        .09(a)        .13(a)        .09            .07           .12

Net realized and unrealized
   gain (loss) on investments                         (.62)         1.42          2.77           .91           4.33          4.68

Total from Investment Operations                      (.55)         1.51          2.90          1.00           4.40          4.80

Distributions:

Dividends from investment
   income--net                                        (.12)        (.13)         (.09)          (.06)          (.11)         (.21)

Dividends from net realized
   gain on investments                               (1.10)       (2.91)          --           (1.06)          (.99)        (2.00)

Total Distributions                                 (1.22)        (3.04)         (.09)         (1.12)         (1.10)        (2.21)

Net asset value, end of period                      20.74         22.51         24.04          21.23          21.35         18.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.39)(b)      7.11         13.71           4.83          25.29         34.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .58(b)        1.22         1.25           1.24           1.22          1.25

Ratio of interest expense to
   average net assets                                   --           .01          .01            --             --            --

Ratio of net investment income
   to average net assets                              .33(b)         .43          .55            .36            .41           .93

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --            --             .06           .32

Portfolio Turnover Rate                             66.74(b)      152.15       141.99         156.72         110.14        186.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        93,417        94,468      121,861        135,812        161,960        34,187

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company's Board of Directors approved, effective April 24, 2001, a change in the fund's fiscal year end from October 31 to August 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001 the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor
determines   the   amounts   to   be   paid   to   Service   Agents.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended April 30, 2001, the fund was charged $115,444 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $28,881 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $9,367 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

(e) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $142,799, of which $724 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $63,207,585 and $60,570,958, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$14,449,566,   consisting  of  $16,246,960  gross  unrealized  appreciation  and
$1,797,394 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

Notes

                      For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  251SA0401



================================================================================

Dreyfus
Small Company
Value Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34%, respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of 28.45%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index,
produced    a    total    return   of   14.62%   for   the   same   period.(2)

We attribute the fund's strong performance to our stock selection strategy, which was particularly successful in areas such as retailing and energy. In addition, as the U.S. economy struggled and corporate profits were harder to come by, value investing remained in favor. Investors sought companies that
could    produce    slow    but    steady    sales    and   earnings   growth.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests at least 65% of its total assets in value companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach) emphasizing three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, of the overall efficiency and profitability as measured by the return on assets and the return on equity; BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near term to midterm.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was strongly influenced by slower economic growth. That's because many value-oriented companies typically do better when it looks like the economy is bottoming out and the Federal Reserve Board (the "Fed") is cutting short-term interest rates to stimulate growth. Indeed, the Fed cut interest rates four
times -- from    6.5% to 4.5% during    the    period.

One of the best performing industry groups was retailing, which was out of favor six months ago because investors presumed that the Internet would damage sales at "bricks and mortar" companies. However, shopping at home on the computer has not replaced traditional buying patterns. Our view was that the threat from the Internet was less serious than many expected, and that traditional retailers would benefit from the addition of an online option, which has indeed occurred. In addition, retailers generally benefit from lower interest rates, because consumers find it easier and cheaper to obtain credit. Examples of strong retail performers include Michaels Stores, which focuses on home decor and arts-and-crafts; and Fleming Companies, a food distributor that saw earnings accelerate after new management streamlined operations.

Energy was also a profitable area for the fund. With the price of natural gas more than doubling in recent months, other less expensive sources of energy such as coal have become relatively attractive. We anticipated that the price of coal, which was flat for much of the last decade, would rise as utilities began to build coal-fired plants. In fact, higher coal prices have generated strong earnings and stock price performance for coal companies such as fund holding Arch Coal, which mines, processes and markets coal to domestic coal-fired electric generation facilities. In addition, energy services companies such as Key Energy Services, which helps exploration companies extract oil and gas from
the    ground,    also    performed    well.


One negative factor affecting performance during the period was the fund's almost complete avoidance of financial services stocks, the best performing industry group within the Russell 2000 Value Index. Financial services stocks performed well late in 2000 when the Fed stopped raising interest rates.
However,   we   believed   that   other  opportunities  were  more  attractive.

What is the fund's current strategy?

In a weak economy, our strategy is to buy value stocks where there are tangible catalysts to better earnings, such as new management, new products or an acquisition that will lead to a greater market share. For example, after the technology-laden Nasdaq Composite Index plummeted more than 37% during the reporting period, we began building a position in technology, which is not normally thought of as a value investment area.

Although macroeconomic factors such as inflation, interest rates and economic growth affect the portfolio, we do not attempt to forecast the economy or Fed policy when selecting stocks. Instead, we continue to examine companies one by one. When the stocks reach certain price targets, we adhere to a strict discipline and sell them. Although the stock market has been extremely volatile in recent months, we continue to find what we believe are many attractive opportunities.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC.-- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--16.1%

Agrium                                                                                          516,800                5,932,864

Airgas                                                                                          192,000  (a)           1,718,400

Allegheny Technologies                                                                          156,000                2,845,440

Arch Coal                                                                                       212,500                6,576,875

Bethlehem Steel                                                                                 415,400  (a)           1,470,516

Cleveland-Cliffs                                                                                146,100                2,809,503

Cominco                                                                                         189,600                4,146,552

Crompton                                                                                        321,700                3,258,821

Gaylord Container, Cl. A                                                                        501,600  (a)             491,568

Georgia Gulf                                                                                    120,900                2,220,933

Louisiana-Pacific                                                                                70,200                  859,950

Massey Energy                                                                                   285,600                6,428,856

Methanex                                                                                        318,800  (a)           2,722,552

PolyOne                                                                                         531,200                4,488,640

TETRA Technologies                                                                              333,500  (a)           9,154,575

Timken                                                                                          156,000                2,667,600

UCAR International                                                                               61,100  (a)             729,534

Valspar                                                                                          77,200                2,385,480

Wellman                                                                                         136,000                2,536,400

                                                                                                                      63,445,059

CAPITAL GOODS--11.4%

ANTEC                                                                                           525,100  (a)           4,326,824

Allen Telecom                                                                                   321,700  (a)           4,223,921

Applied Industrial Technologies                                                                 128,100                2,422,371

Briggs & Stratton                                                                                98,600                3,993,300

Dycom Industries                                                                                297,100  (a)           4,881,353

Foster Wheeler                                                                                  312,000                4,695,600

MasTec                                                                                          262,100  (a)           3,842,386

Maverick Tube                                                                                    85,500  (a)           2,086,200

Navistar International                                                                          121,600  (a)           3,138,496

Pentair                                                                                          45,100                1,387,727

Teledyne Technologies                                                                           215,200  (a)           2,829,880

Wabash National                                                                                 196,800                2,363,568

Wolverine Tube                                                                                  144,400  (a)           2,036,040

York International                                                                               89,800                2,712,858

                                                                                                                      44,940,524


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--6.9%

APW                                                                                             301,800                2,535,120

BE Aerospace                                                                                    281,800  (a)           6,058,700

Champion Enterprises                                                                            362,400  (a)           2,917,320

Cooper Tire & Rubber                                                                             84,900                1,022,196

Fleetwood Enterprises                                                                            36,100                  467,134

Harman International Industries                                                                 120,500                3,825,875

InFocus                                                                                         264,400  (a)           5,158,444

Midway Games                                                                                    528,800  (a)           5,235,120

                                                                                                                      27,219,909

CONSUMER NON-DURABLES--1.8%

Rock-Tenn, Cl. A                                                                                 69,300                  817,740

Tommy Hilfiger                                                                                  173,100  (a)           2,087,586

U.S. Industries                                                                                 672,600                3,436,986

WestPoint Stevens                                                                                98,200                  635,354

                                                                                                                       6,977,666

CONSUMER SERVICES--15.0%

Cumulus Media, Cl. A                                                                             38,300  (a)             317,507

Discount Auto Parts                                                                              34,500  (a)             307,050

Emmis Communications, Cl. A                                                                     176,450  (a)           4,503,004

Finish Line, Cl. A                                                                              424,200  (a)           3,372,390

Finlay Enterprises                                                                              164,600  (a)           1,942,280

Footstar                                                                                         32,900  (a)           1,200,850

Information Resources                                                                           202,700  (a)           1,264,848

kforce.com                                                                                      456,000  (a)           2,375,760

Modis Professional Services                                                                     109,000  (a)             566,800

OfficeMax                                                                                     1,026,700  (a)           3,952,795

Outback Steakhouse                                                                              136,400  (a)           3,954,236

Papa John's International                                                                       231,900  (a)           6,470,010

Pittston Brink's Group                                                                          153,800                3,275,940

Profit Recovery Group International                                                             140,200  (a)             897,280

Regis                                                                                           397,100                7,346,350

School Specialty                                                                                165,900  (a)           3,807,405

Six Flags                                                                                       312,100  (a)           6,847,474

Triarc Cos.                                                                                      88,100  (a)           2,255,360

Zale                                                                                            131,300  (a)           4,380,168

                                                                                                                      59,037,507

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--12.2%

Giant Industries                                                                                 25,100  (a)             281,120

Global Industries                                                                               275,500  (a)           4,402,490

Grant Prideco                                                                                   204,200  (a)           4,084,000

Key Energy Services                                                                             787,200  (a)          10,367,424

Newpark Resources                                                                               407,200  (a)           3,774,744

Oceaneering International                                                                        83,300  (a)           1,982,540

Parker Drilling                                                                                 705,400  (a)           4,408,750

Seitel                                                                                          358,200  (a)           6,988,482

Tesoro Petroleum                                                                                418,300  (a)           6,232,670

Trico Marine Services                                                                           361,900  (a)           5,240,312

                                                                                                                      47,762,532

FINANCIAL SERVICES--.5%

Ameritrade Holding, Cl. A                                                                       279,300  (a)           1,904,826

HEALTH CARE--2.6%

Alpharma, Cl. A                                                                                 233,600                5,284,032

INAMED                                                                                           28,100  (a)             589,257

Zoll Medical                                                                                    171,600  (a)           4,207,632

                                                                                                                      10,080,921

MISCELLANEOUS--.0%

Trinity Industries                                                                                8,000                  156,000

SEMICONDUCTORS--8.4%

Actel                                                                                           218,600  (a)           5,038,730

CTS                                                                                              63,000                1,512,000

Credence Systems                                                                                335,600  (a)           7,970,500

General Semiconductor                                                                           256,000  (a)           2,954,240

Mattson Technology                                                                              341,600  (a)           6,001,912

PRI Automation                                                                                  236,300  (a)           4,515,693

Three-Five Systems                                                                              112,500  (a)           1,794,375

Varian Semiconductor Equipment Associates                                                        66,400  (a)           3,024,520

                                                                                                                      32,811,970

TECHNOLOGY--21.0%

Art Technology Group                                                                            498,500  (a)           4,556,290

Artesyn Technologies                                                                            483,800  (a)           7,334,408


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avnet                                                                                           253,400                6,464,234

Dendrite International                                                                           33,300  (a)             400,599

Electronics for Imaging                                                                          21,500  (a)             597,700

FileNET                                                                                          53,200  (a)             744,800

Forrester Research                                                                               58,000  (a)           1,340,380

Gartner, Cl. A                                                                                  709,300  (a)           5,674,400

Hypercom                                                                                        304,100  (a)           1,201,195

Informix                                                                                      1,361,750  (a)           6,808,750

Keane                                                                                           137,500  (a)           2,440,625

Keynote Systems                                                                                  18,900  (a)             219,996

Legato Systems                                                                                  382,900  (a)           5,065,767

MRO Software                                                                                    243,200  (a)           3,686,912

marchFIRST                                                                                      705,600  (a)                   0

Maxtor                                                                                        1,047,824  (a)           8,361,636

Network Associates                                                                              477,500  (a)           5,266,825

Oak Technology                                                                                  527,000  (a)           5,870,780

Perot Systems, Cl. A                                                                            154,800  (a)           1,659,456

Photon Dynamics                                                                                  89,800  (a)           2,783,800

Pioneer-Standard Electronics                                                                    136,200                1,634,400

Renaissance Worldwide                                                                           781,600  (a)             508,040

SONICblue                                                                                       484,300  (a)           2,368,227

Silicon Graphics                                                                                469,600  (a)           1,230,352

Systems & Computer Technology                                                                   332,900  (a)           2,919,533

Technology Solutions                                                                            138,800  (a)             388,640

Trimble Navigation                                                                              173,800  (a)           2,855,534

                                                                                                                      82,383,279

TRANSPORTATION--1.1%

RailAmerica                                                                                     237,700  (a)           2,372,246

Yellow                                                                                          108,600  (a)           1,979,778

                                                                                                                       4,352,024

TOTAL COMMON STOCKS

   (cost $332,370,427)                                                                                               381,072,217

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.4%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.80%, 7/12/2001                                                                           2,593,000                2,573,553

   3.64%, 7/19/2001                                                                           2,723,000                2,700,644

   3.72%, 7/26/2001                                                                             318,000                  315,128

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,589,716)                                                                                                   5,589,325
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $337,960,143)                                                             98.4%              386,661,542

CASH AND RECEIVABLES (NET)                                                                         1.6%                6,215,604

NET ASSETS                                                                                       100.0%              392,877,146

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           337,960,143   386,661,542

Cash                                                                    961,391

Receivable for investment securities sold                            12,552,546

Receivable for shares of Common Stock subscribed                        377,078

Dividends receivable                                                     11,753

Prepaid expenses                                                         23,084

                                                                    400,587,394
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           328,993

Payable for investment securities purchased                           6,445,557

Payable for shares of Common Stock redeemed                             820,557

Accrued expenses                                                        115,141

                                                                      7,710,248
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      392,877,146
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     289,363,836

Accumulated investment (loss)                                       (1,124,335)

Accumulated net realized gain (loss) on investments                  55,936,246

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             48,701,399
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      392,877,146
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      13,746,017

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   28.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,346 foreign taxes withheld at source)        630,641

Interest                                                               127,745

TOTAL INCOME                                                           758,386

EXPENSES:

Management fee--Note 3(a)                                            1,265,701

Shareholder servicing costs--Note 3(b)                                 547,937

Custodian fees--Note 3(b)                                               29,398

Prospectus and shareholders' reports                                    12,208

Registration fees                                                       10,180

Professional fees                                                        9,950

Directors' fees and expenses--Note 3(c)                                  4,615

Interest expense--Note 2                                                 1,320

Miscellaneous                                                            1,412

TOTAL EXPENSES                                                       1,882,721

INVESTMENT (LOSS)                                                  (1,124,335)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             58,897,419

Net unrealized appreciation (depreciation) on investments           29,892,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              88,789,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                87,665,329

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,124,335)          (1,718,909)

Net realized gain (loss) on investments        58,897,419          26,952,788

Net unrealized appreciation (depreciation)
   on investments                              29,892,245          36,807,976

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   87,665,329          62,041,855
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (20,257,220)         (18,245,311)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  60,546,087          52,661,143

Dividends reinvested                           19,788,665          17,817,025

Cost of shares redeemed                      (58,201,225)         (80,571,640)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 22,133,527          (10,093,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS       89,541,636           33,703,072
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,335,510          269,632,438

END OF PERIOD                                 392,877,146          303,335,510
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,473,693            2,282,681

Shares issued for dividends reinvested            983,532              850,455

Shares redeemed                               (2,335,845)          (3,523,250)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,121,380            (390,114)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.03         20.72         17.06         21.95          17.66         14.00

Investment Operations:

Investment income (loss)--net                     (.08)(a)      (.13)(a)      (.16)(a)       (.09)(a)            --           .07

Net realized and unrealized
   gain (loss) on investments                         6.24          4.85         3.82        (4.39)            6.43          4.69

Total from Investment Operations                      6.16          4.72         3.66        (4.48)            6.43          4.76

Distributions:

Dividends from investment
   income--net                                          --           --           --          (.02)            (.04)         (.09)

Dividends from net realized
   gain on investments                              (1.61)        (1.41)          --          (.39)           (2.10)        (1.01)

Total Distributions                                 (1.61)        (1.41)          --          (.41)           (2.14)        (1.10)

Net asset value, end of period                       28.58        24.03         20.72        17.06            21.95         17.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  28.45(b)        23.78         21.45       (20.83)           40.22         35.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .55(b)        1.16          1.23          1.21             1.23          1.27

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                    .00(b,c)         .04           .05           .01              .02           .02

Ratio of net investment income
   (loss) to average net assets                   (.33)(b)        (.57)         (.78)         (.44)             .22           .62

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                            --            --           --            --               .05           .41

Portfolio Turnover Rate                           86.53(b)      169.12        170.38        132.38            76.11        183.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     392,877     303,336       269,632       300,908          376,738        16,852

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The Company's Board of Directors approved, effective April 24, 2001, a change in the fund's fiscal year end from October 31 to August 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $14,543 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized cap ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2001 was approximately $39,900, with a related weighted average annualized interest rate of 6.66%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the amounts to be paid to Service Agents. During the period ended April 30, 2001, the fund was charged $421,900 pursuant to the Shareholder Services Plan

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $63,586 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $29,398 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $290,487,019 and $301,951,275, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$48,701,399,   consisting  of  $72,180,614  gross  unrealized  appreciation  and
$23,479,215 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                       For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  253SA0401